AGREEMENT TO PURCHASE PROMISSORY NOTE

This **AGREEMENT TO PURCHASE PROMISSORY NOTE** (the "**Agreement**") is entered into effective this 10th day of April 2023, by and between **TEXAS G&S INVESTMENTS, INC., a Texas corporation** ("**Seller**") and **FRONTERA GROUP, INC., a Nevada corporation** (hereinafter referred to as "**Purchaser**").

W I T N E S S E T H:

WHEREAS, Seller is the owner and holder of that certain Promissory Note dated on or about October 3, 2017, as amended (hereinafter referred to as the "**Empaques Note**"), in the original principal sum of $2,317,295.89, payable to the order of Seller, executed and given by EMPAQUES ECOLOGICOS CENTURION TGZ SA de CV ("**Maker**"), bearing interest as therein provided, a true and correct copy of which is attached hereto as **Exhibit "A"** and is incorporated herein by reference the same as if fully copied and set forth at length; and

WHEREAS, Seller has agreed to sell all of its right, title and interest in and to the Empaques Note to Purchaser in exchange for the consideration described herein; and

WHEREAS, Seller desires to sell and transfer all of Seller's right, title and interest in the Empaques Note, and Purchaser desires to purchase all right, title and interest of Seller in and to the Empaques Note all in accordance with the terms and provisions of this Agreement.

A G R E E M E N T:

NOW, THEREFORE, in consideration of the payment of the sum described herein, the mutual covenants, promises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged and confirmed, the parties hereby agree as follows:

1. REPRESENTATIONS AND ADVICE OF SELLER. Seller hereby represents and warrants to Purchaser:

(a) That the Seller is the holder and owner of the Empaques Note (hereinafter referred to collectively as the "**Loan Documents**");

(b) That the Seller has not pledged or created any lien upon the Loan Documents;

(c) That the Seller has the authority to transfer and assign the Loan Documents in the manner set forth in this Agreement; and

(d) That the individuals executing this Agreement on behalf of the Seller have the authority to do so.

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The foregoing subparagraphs represent the only representations and warranties of the Seller in connection with this matter. The Seller makes no representations as to collectibility with respect to the Empaques Note or Loan Documents.

2. **<u>REPRESENTATIONS AND WARRANTIES OF PURCHASER</u>.** Purchaser hereby represents and warrants to Seller that the individual executing this Agreement on behalf of the Purchaser has the authority to do so.

3. **<u>SALE OF THE EMPAQUES NOTE</u>.** At the Closing (hereinafter defined) subject to the terms and conditions herein set forth and on the basis of the representations, warranties and agreements herein contained, Seller will sell to Purchaser and Purchaser shall purchase from Seller the Empaques Note.

4. **<u>TRANSFER OF OWNERSHIP</u>.** At the Closing, Seller shall endorse, assign and transfer to Purchaser the Empaques Note without recourse. In this connection, Seller will execute and deliver to Purchaser the original note and an Allonge in the form of **<u>Exhibit "B"</u>** attached hereto and incorporated herein by reference.

5. **<u>PURCHASE PRICE</u>.** At Closing, Purchaser shall pay to Seller in consideration of the sale and purchase provided for herein the amount of TWO MILLION THREE HUNDRED SEVENTEEN THOUSAND TWO HUNDRED NINETY-FIVE AND 89/100S DOLLARS ($2,317,295.89) (the "**<u>Purchase Price</u>**") and Purchaser shall deliver and pay the Purchase Price to Seller at the Closing as follows:

(a) <u>Purchase Price</u>. Paid by the execution and delivery to Seller and the prompt payments thereon of Purchaser's promissory note in the original principal amount of $2,317,295.89 payable to the order of Seller dated as of the Closing Date and containing payment terms substantially in the form of **<u>Exhibit C</u>** attached hereto and made a part hereof (the "**<u>Purchaser's Note</u>**"), which Note shall be delivered and executed by Purchaser on the Closing Date.

(b) <u>Pledge Agreement</u>. To secure the payment and performance of the Purchase Price, the Purchaser's Note, this Agreement and all other of Purchaser's liabilities, obligations and indebtedness to Seller, on the Closing Date, Purchaser shall execute and deliver to Seller a pledge and security agreement dated as of the Closing Date and substantially in the form of **<u>Exhibit D</u>** attached hereto and made a part hereof (the "**<u>Pledge Agreement</u>**"), granting Seller a first priority security interest in the Empaques Note.

6. **<u>OWNERSHIP OF THE EMPAQUES NOTE</u>.** Purchaser, following the Closing and the assignment and transfer of the Empaques Note, will be the owner of all right, title and interest in such Empaques Note and shall be entitled to enforce the collection thereof by all proceedings provided for by law and by the terms of such Empaques Note as the owner thereof.

7. **<u>COLLECTION PROCEEDINGS</u>.** Subsequent to Closing, Purchaser shall be entitled to receive and retain from any such collection proceeds, all costs incurred by Purchaser, including

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reasonable attorney's fees, and other investigation, litigation and expenses incurred in the enforcement and collection of the Empaques Note.

8. **NOTICE TO MAKER OF EMPAQUES NOTE.** Upon Closing, Purchaser shall immediately give notice to the maker of the Empaques Note, of the assignment and transfer of the Empaques Note, and direct the maker to make and forward all further payments thereon to Purchaser. From and after Closing, Seller agrees to immediately deliver and transfer to Purchaser any payment received by Seller on such Empaques Note to which Purchaser is entitled under the terms of this Agreement.

9. **CLOSING.** The closing of the transactions provided for in this Agreement shall occur on or before April 30, 2023.

10. **SURVIVAL OF COVENANTS.** The representations, warranties and covenants of Seller and Purchaser contained in this agreement shall survive the closing and remain in full force and effect until the receipt by Purchaser of all sums due hereunder.

11. **NOTICES.** All notices, requests and demands shall be given to or made upon the respective parties hereto as follows, by first class U.S. Mail, federal express, or facsimile transmission:

(a) Seller: Texas G&S Investments, Inc.
4403 W. Military Hwy., Suite 703
McAllen, Texas 78503

(b) Purchaser: Frontera Group, Inc.
100 Crescent Court, Suite 700
Dallas, Texas 75201

12. **ENTIRE AGREEMENT.** This Agreement contains the entire understanding between the parties hereto concerning the subject matter contained herein. There are no representations, agreements, arrangements, or understandings, oral or written, between or among the parties hereto, relating to the subject matter of this Agreement, which are not fully expressed herein.

13. **FURTHER ACTS.** Each party hereto agrees to perform any and all such further and additional acts and execute and deliver any and all such further and additional instruments and documents as may be reasonably necessary in order to carry out the provisions and effectuate the intent of this Agreement.

14. **MODIFICATION.** This Agreement may not be amended except by an instrument in writing signed by the party against whom the amendment is asserted.

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15. **SEVERABILITY.** If any provision hereof is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provisions shall be duly severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the severance of the illegal, invalid, or unenforceable provision or provisions.

16. **GOVERNING LAW AND VENUE.** This Agreement shall be governed by and construed in accordance with the laws of the State of Texas. Any suit or action arising out of this Agreement shall be brought in Hidalgo County, Texas.

17. **BREACH.** Should any party breach any part of this Agreement, and litigation ensue, the parties agree that the prevailing party shall be entitled to its reasonable attorneys' fees and costs in prosecuting or defending its claims, in all courts.

18. **BENEFIT.** Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors, assigns, legal representatives, heirs and legatees.

19. **COUNTERPART EXECUTION.** This Agreement may be executed in multiple counterparts, each of which shall be fully effective as an original, for which together shall constitute only one (1) instrument. Facsimile shall be deemed the equivalent of original signatures for the purposes of executing this Agreement.

IN WITNESS WHEREOF, the parties hereto have executed this agreement in duplicate originals on the day and year first above written.

SELLER:

TEXAS G&S INVESTMENTS, INC.,
A Texas corporation

William Cantu

By:____________________________
William P. Cantu,
Chief Compliance Officer

PURCHASER:

FRONTERA GROUP, INC.,
A Nevada corporation

K.BRYCE TOUSSAINT

By:____________________________
K. Bryce Toussaint,
CEO & President

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